UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2017 (June 12, 2017)

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas		77024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This amendment on Form 8-K/A (the “Form 8-K/A”) is an amendment to Item 1.02 of the Current Report on Form 8-K of the Company filed on June 16, 2017 (the “Original 8-K”). In Item 1.02 of the Original 8-K, as a result of a typographical error, the provision of the Agreement pursuant to which TOTAL terminated the Agreement was incorrectly referenced. This Form 8-K/A amends Item 1.02 of the Original 8-K for the sole purpose of referencing Section 7.2(d) as the correct provision pursuant to which TOTAL terminated the Agreement, in place of the reference to Section 7.2(b) in Item 1.02 of the Original 8-K. Other than as described in this Explanatory Note, Item 1.02 of this Form 8-K/A is identical to Item 1.02 of the Original 8-K. This Form 8-K/A speaks as of the original filing date of the Original 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in Items 5.03, 7.01 or 9.01 of the Original 8-K. Unless otherwise defined, terms used in this Explanatory Note are defined below.

Item 1.02.	Termination of a Material Definitive Agreements.

On June 12, 2017, Total E&P USA, Inc. (“TOTAL”) exercised its option to terminate the Gulf of Mexico Program Management and AMI Agreement (the “Agreement”), dated April 6, 2009, between Cobalt International Energy, L.P. (“Cobalt LP”), a wholly-owned subsidiary of Cobalt International Energy, Inc. (the “Company”), and TOTAL. TOTAL terminated the Agreement in accordance with its rights pursuant to Sections 7.1 and 7.2(d) of the Agreement. The Agreement was terminated effective June 12, 2017.

On April 6, 2009, Cobalt LP and TOTAL entered into a long-term alliance through a series of transactions in which Cobalt LP and TOTAL combined certain of their respective U.S. Gulf of Mexico exploratory lease inventory through the exchange of a 40% interest in Cobalt LP’s leases for a 60% interest in TOTAL’s leases. Pursuant to the Agreement, Cobalt LP formed a reciprocal area of mutual interest with TOTAL that covered substantially all of the deepwater U.S. Gulf of Mexico, subject to certain exclusions. TOTAL’s obligations under the Agreement consisted principally of paying its share of certain general and administrative costs relating to the Company’s operations in the deepwater U.S. Gulf of Mexico.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on October 9, 2009 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2017

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Executive Vice President and General Counsel